Capital Management	6 Months Ended
Jun. 30, 2024
Capital Management [Abstract]
Capital management

32. Capital management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and to maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt. The Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including ‘current and non-current borrowings’ as shown in the consolidated balance sheet) less cash and cash equivalents. Total capital is calculated as ‘equity’ as shown in the consolidated balance sheet plus net debt.

The gearing ratios at June 30, 2024 and December 31, 2023 were as follows:

	June 30, 2024	December 31, 2023
Total borrowings	$20,514,895	$25,089,421
Less: Cash and cash equivalents	(11,218,496)	(5,306,857)
Net debt	9,296,397	19,782,564
Total equity	$72,055,682	54,151,733
Total capital	$81,352,081	$73,934,297
Gearing ratio	11%	27%